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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 -----------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OF 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        January 4, 1999
                                                 ------------------------------


                        CENTRAL GARDEN & PET COMPANY
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           (Exact name of registrant as specified in its charter)


          DELAWARE                   0-20242                 68-0275553
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(State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)               Number)              Identification No.)


3697 MT. DIABLO BOULEVARD, LAFAYETTE, CALIFORNIA                        94549
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (925) 283-4573
                                                   ----------------------------


                                INAPPLICABLE
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        (Former name or former address if changed since last report)


Exhibit Index located on page 3
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ITEM 5.   OTHER EVENTS

          On January 4, 1999, Central Garden & Pet Company (the "Company") issued a press release announcing that the Company has acquired Norcal Pottery Products, Inc., one of the country's leading importers and distributors of pottery products for the home and garden.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.
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                                 EXHIBIT INDEX



Number  Exhibit                                  Page Number
------  -------                                  -----------

99.1    Press Release dated January 4, 1999.          5
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                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CENTRAL GARDEN & PET COMPANY



                    By:     /s/ Robert B. Jones
                         -------------------------------------
                         Robert B. Jones, Vice President, Chief
                         Financial Officer and Secretary

Dated:  January 6, 1999